EXHIBIT 10.38

                   STOCK PURCHASE AGREEMENT & MERGER AGREEMENT

      STOCK PURCHASE AGREEMENT & MERGER AGREEMENT entered into as of January 10, 2001, by and among Yehuda Cern ("Cern"), Ambient Corporation a Delaware corporation ("Ambient"), PLT Solutions Inc., a Delaware corporation ("PLT"), Insulated Connection Corporation Ltd., an Israeli company (ICC") and Ambient Ltd., an Israeli company.

                               W I T N E S S E T H

      WHEREAS, Cern holds as of record (and is the beneficial owner thereof) 99 shares of the common stock of PLT , representing 9.9% of the issued and outstanding shares of common stock of PLT, and Ambient holds as of record the remaining 90.01% of the issued and outstanding shares of common stock of PLT;

      WHEREAS, Cern and Ambient desire to merge PLT with and into Ambient so that Ambient shall be the surviving entity of such merger;

      WHEREAS, for federal income tax purposes, it is intended that the merger shall qualify as a reorganization pursuant to Section 368(a) of the Internal Revue Code of 1986, as amended; and

      WHEREAS, in anticipation of and in connection with such merger, Cern and Ambient desire to set forth their agreement respecting the transfer by Cern to Ambient of all of the issued and outstanding shares of PLT held by Cern, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements and covenants contained herein, the Parties hereby agree as follows:

1. Share Transfer.

      In consideration for the issuance of the Purchased Shares (as defined in Section 2) referred to below, Cern hereby transfers, on an as is basis and without any representation or warranty, to Ambient all of the shares of Common Stock which Cern owns in PLT (the "PLT Transfer"). In evidence of such transfer, Cern shall execute, sign and deliver to Ambient, on the Closing Date (as defined in Section 5), the irrevocable stock power attached hereto as Schedule I (the "Stock Power").

2. Issuance of Shares; Representations Relating to Purchased Shares

      2.1 Issuance of Purchased Shares. In consideration of the PLT Transfer and the releases contained in Section 4.1 hereof, subject to and in

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accordance with the terms and conditions set forth herein, Ambient hereby issues to Cern, initially in escrow in accordance with the provisions of Section 2.2 hereof, as is and without any representation or warranty, 400,000 shares of Ambient's Common Stock, par value $0.001 (hereinafter, the "Common Stock"; such shares of Common Stock transferred hereunder to Cern hereinafter referred to as, the "Purchased Shares").

      2.1.1 Cern shall be responsible for any and all taxes and duties owing in respect of the Purchased Shares.

      2.2 Escrow. Subject to the terms and conditions set forth herein, by his signature below, Cern hereby agrees that the Purchased Shares shall be represented by two (2) stock certificates, each for 200,000 Purchased Shares (hereinafter, collectively, the "Stock Certificates") which, upon issuance, shall be deposited with Peter Finn, Esq., of ____________, with an address at ____________________, Massachusetts, and David Aboudi, Esq., of Aboudi & Brounstein, with an address at 3 Gavish Street, Kfar Saba (Industrial Zone), Israel (collectively, the "Escrow Agent") in escrow pursuant to the terms and conditions set forth in the escrow agreement attached hereto as Schedule II hereof (the "Escrow Agreement"), pending the satisfaction of the Release Conditions (as defined in the Escrow Agreement). Upon the satisfaction of the Release Conditions, the Stock Certificates will be released to Cern.

      2.3 Representations and Warranties. Cern (i) represents, warrants, covenants and agrees that the Purchased Shares are being acquired by Cern for Cern's own account, for investment purposes only, and not with a view to any public distribution thereof; (ii) understands (A) that if he should thereafter decide to dispose of such Purchased Shares (which he does not contemplate at such time) he may do so only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), (B) the Purchased Shares are not registered under the Securities Act; and (iii) acknowledges that, as of the date hereof, he has been given a full opportunity to ask questions of and to receive answers from Ambient concerning the Purchased Shares and the business of Ambient and to obtain such information as he desired in order to evaluate the acquisition of the Purchased Shares and the Transfer, and all questions have been answered to his full satisfaction.

3. Restrictions on Transfer of the Purchased Shares

      3.1 Cern hereby agrees that he will not, directly or indirectly, sell, hypothecate, dispose of or otherwise transfer any of the Purchased Shares until April 1, 2001. Thereafter and continuing through April 1, 2002, Cern shall be entitled to transfer no more than 50% of the Purchased Shares hereunder. The restrictions contained in this Section 3.1 shall terminate on April 1, 2002. Notwithstanding the foregoing, Cern shall be entitled to effect a private transfer of the Purchased Shares without compliance with the provisions of this
Section 3.1 so long as the transferee of such Purchased Shares agrees in writing to be bound by all of the terms of the restrictions contained in this

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Section 3.1. Additionally, notwithstanding the foregoing, the provisions of this
Section 3.1 shall terminate upon the occurrence of a Change in Control (as defined in the Escrow Agreement).

      3.2 Cern understands, acknowledges and agrees that unless an exemption is provided under the Securities Laws or the rules promulgated thereunder, the Stock Certificates shall bear the following legend:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO A REGISTRATION STATEMENT. ACCORDINGLY, SUCH SHARES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER SUCH ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

4. Releases

      4.1 In consideration of Ambient's undertakings hereunder, Cern (and each of his heirs, successors, executors, attorneys, personal representatives and assigns) does hereby absolutely and unconditionally waive, release and forever discharge each of PLT, Ambient, ICC and Ambient Ltd. and each of their respective subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, insurers, successors and assigns, from any claims, demands, obligations, liabilities, rights, causes of action and damages, whether liquidated or unliquidated, absolute or contingent, known or unknown, arising prior to or concurrent with the date hereof. Cern's release hereunder shall not be construed or interpreted to release Ambient form it' s undertakings under this Agreement.

      4.2 In consideration of the PLT Transfer and Cern's release, each of Ambient, PLT, ICC and Ambient Ltd. (and each of their respective affiliates, officers, directors, shareholders, employees, agents, attorneys, insurers, successors and assigns) does hereby absolutely and unconditionally waive, release and forever discharge Cern (and each of his heirs, successors, executors, attorneys, personal representatives and assigns), from any claims, demands, obligations, liabilities, rights, causes of action and damages, whether liquidated or unliquidated, absolute or contingent, known or unknown, arising prior to or concurrent with the date hereof. The release provided to Cern hereunder shall not be construed or interpreted to release Cern from his undertakings under this Agreement.

5. Closing.

      The Closing shall take place on December 18, 2000 or such other subsequent date acceptable to the parties (the "Closing"). At the Closing, Cern shall deliver a duly signed copy of this Agreement, a duly signed and undated Stock Power and a duly signed Escrow Agreement. At the Closing,

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Ambient shall deliver an originally signed copy of this Agreement and a duly signed Escrow Agreement.

6. Merger

      Immediately following the consummation of the Closing, Ambient shall take all actions and steps necessary to cause PLT to be merged with and into Ambient (hereinafter the "Merger"). Following the Merger, Ambient shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of PLT shall cease. Upon and subject to the consummation of the Closing, Ambient and PLT shall duly execute a merger agreement in the form attached hereto as Schedule III (the "Merger Agreement")

7. Miscellaneous

      7.1 Assignment and Succession. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon its successors and assigns. Seller's rights and obligations hereunder are personal and may not be assigned.

      7.2 Headings. The Article, Section , paragraph and subparagraph headings are for convenience of reference only and shall not define or limit the provisions hereof.

      7.3 Invalidity. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

      7.4 Waivers. No omission or delay by either party hereto in exercising any right, power or privilege hereunder shall impair such right, power or privilege, nor shall any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof, or the exercise of any other right, power or privilege.

      7.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      7.6 Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. No representation, promise or inducement has been made by either party hereto that is not embodied in this Agreement and neither party shall be bound by or liable for any alleged representation, promise or inducement not set forth herein. This Agreement may not be amended, except by a written instrument hereafter signed by each of the parties hereto.

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      7.7 Interpretation. The parties hereto acknowledge and agree that each party and its or his counsel reviewed and negotiated the terms and provisions of this Agreement.

      7.8 Governing Law; Dispute Resolution and Jurisdiction. This Agreement and the performance hereof shall be construed and governed in accordance with the internal laws of the State of Delaware without reference to principles of conflict of laws. Each party hereby irrevocably consents to the jurisdiction of the appropriate Massachusetts State Court venued in the City of Boston for any dispute or action relating to this Agreement.

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      IN WITNESS WHEREOF, ICC, PLT, Ambient Ltd. and Ambient have caused this
Agreement to be signed by its duly authorized officers and Cern has signed this Agreement as of the day and year first above written.

Ambient Corporation

By:________________________________     ________________________________________
                                        Yehuda Cern

Title:_____________________________


Ambient Ltd.                            PLT Solutions Inc.

By:________________________________     By:_____________________________________

Title:_____________________________     Title: _________________________________


Insulated Connection Corporation Ltd.

By:________________________________

Title:_____________________________
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                                   Schedule I

                             IRREVOCABLE STOCK POWER

      For value received, the undersigned hereby sells, assigns and transfers unto Ambient Corporation ("Transferee") all interest, title and rights in Ninety Nine (99) shares of the common stock of PLT Solutions Inc. and does hereby irrevocably constitute and appoint ___________________, attorney to transfer the said stock on the books of the said Company with full power of substitution in the premises.

Dated this ___ day of _____________

Signed by the Transferor


___________________________________
Yehuda Cern


___________________________________
Witness

Signed by the Transferee

Ambient Corporation


___________________________________